UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                February 1, 2006
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                   000-24956                 75-1872487
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)

                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (330) 929-1811
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 3, 2006, Associated Materials Incorporated (the "Company") issued a press release announcing the resignation of its Chairman, President and Chief Executive Officer, Michael Caporale, by mutual agreement with the Company's Board of Directors. Mr. Caporale will remain with the Company until his successor is named and his responsibilities transitioned. In addition, he will remain on the Company's Board of Directors as non-executive chairman. The precise terms and conditions of his departure have not yet been finalized. The material terms of any separation agreement will be described in a separate Current Report on Form 8-K and such agreement will be filed as an exhibit thereto when the terms become final.

     This press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number      Description of Document
--------------      -----------------------

99.1                Press Release of Associated Materials Incorporated, dated
                    February 3, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASSOCIATED MATERIALS INCORPORATED


DATE:  February 3, 2006                       By: /s/ D. Keith LaVanway
                                                 -------------------------------
                                                      D. Keith LaVanway
                                                      Vice President - Finance,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1           Press Release of Associated Materials Incorporated, dated
               February 3, 2006